Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, David Campbell, Chief Executive Officer, President, and Director of Bloodhound Search Technologies, Inc. (the "Company"), and Robert Horn, Chief Financial Officer and Secretary of the Company, certify, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2006


By:      /s/ David Campbell
   ------------------------------------------------
Name:    David Campbell
Title:   Chief Executive Officer, President, and Director
         (Principal Executive Officer)


By:      /s/ Robert Horn
   ------------------------------------------------
Name:    Robert Horn
Title:   Chief Financial Officer and Secretary
         (Principal Financial Officer)


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.